UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2012

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Reference is made to Transmission and Supply of Electric Power under Part I, Item 1. Business and to COLA and Early Site Permit under Note 2. Rate and Regulatory Matters to our financial statements under Part II, Item 8. Financial Statements and Supplementary Data, each in the Annual Report on Form 10-K for the year ended December 31, 2011, of registrants Ameren Corporation (“Ameren”) and its registrant subsidiary, Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), for a discussion of efforts to preserve the option for additional nuclear generation at Ameren Missouri’s existing Callaway County, Missouri nuclear energy center site.

On April 19, 2012, Ameren Missouri announced that it had entered into an agreement with Westinghouse Electric Company (“Westinghouse”) to exclusively support Westinghouse’s application for the Department of Energy’s (“DOE”) Small Modular Reactors (“SMR”) investment funds of up to $452 million, which investment funding is intended to support first-of-its-kind engineering and design certifications and also a Combined Construction and Operating license (“COL”) for up to two SMR designs over five years.

If Westinghouse is awarded DOE SMR investment funds, Ameren Missouri will seek a COL from the Nuclear Regulatory Commission (“NRC”) for a Westinghouse SMR at its Callaway County, Missouri nuclear energy center site. A COL is issued by the NRC to permit construction and operation of a nuclear power plant at a specific site in accordance with established laws and regulations. Obtaining a COL from the NRC does not obligate Ameren Missouri to build a SMR at the Callaway site; however, it does preserve an important energy option and positions Missouri to move forward in a timely fashion should conditions be right to build a SMR in the future.

Ameren Missouri estimates the total cost to obtain the SMR COL will be in the range of $80-$100 million. Ameren Missouri expects its incremental investment to obtain the SMR COL will be minimal due to several factors, including the company’s previous investments of approximately $69 million in new nuclear plant development, the DOE investment funds that would help support the COL application and its agreement with Westinghouse.

Ameren Missouri is not currently pursuing legislative efforts in Missouri seeking cost recovery of new nuclear plant development expenditures. Ameren Missouri will evaluate future legislative needs associated with nuclear energy subsequent to the DOE’s investment fund decision. If the DOE does not approve Westinghouse’s application for the SMR investment funds, Ameren Missouri is not obligated to pursue a COL for the Westinghouse SMR and may terminate its agreement with Westinghouse.

Forward-looking Statements

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed under Risk Factors in Ameren Missouri’s Form 10-K for the year ended December 31, 2011, and elsewhere in this report and in our other filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•

regulatory, judicial, or legislative actions, including changes in regulatory policies and ratemaking determinations, such as the outcome of Ameren Missouri’s electric rate case filed in 2012; and future regulatory, judicial, or legislative actions that seek to change regulatory recovery mechanisms;

•	changes in laws and other governmental actions, including monetary, fiscal, and tax policies;

•

the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation;

•

the effects on demand for our services resulting from technological advances, including advances in energy efficiency and distributed generation sources, which generate electricity at the site of consumption;

•	increasing capital expenditure and operating expense requirements and our ability to recover these costs through our regulatory frameworks;

•

the cost and availability of fuel such as coal, natural gas, and enriched uranium used to produce electricity; the cost and availability of purchased power and natural gas for distribution; and the level and volatility of future market prices for such commodities, including the ability to recover the costs for such commodities;

•	the effectiveness of our risk management strategies and the use of financial and derivative instruments;

•	the level and volatility of future prices for power in the Midwest;

•	business and economic conditions, including their impact on interest rates, bad debt expense, and demand for our products;

•	generation, transmission, and distribution asset construction, installation, performance, and cost recovery;

•	the extent to which Ameren Missouri is permitted by its regulators to recover in rates the investments it made in connection with a proposed second unit at its Callaway energy center;

•	impairments of long-lived assets or intangible assets;

•

operation of Ameren Missouri’s Callaway energy center, including planned and unplanned outages, decommissioning, costs and potential increased costs as a result of nuclear-related developments in Japan in 2011;

•	the effects of strategic initiatives, including mergers, acquisitions and divestitures;

•

the impact of current environmental regulations on utilities and power generating companies and new, more stringent or changing requirements, including those related to greenhouse gases, other emissions, cooling water intake structures, coal combustion residuals, and energy efficiency, that are enacted over time and that could limit or terminate the operation of certain of our generating units, increase our costs, result in an impairment of our assets, reduce our customers’ demand for electricity or natural gas, or otherwise have a negative financial effect;

•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts, credit facilities, and financial instruments;

•	legal and administrative proceedings; and

•	acts of sabotage, war, terrorism, cybersecurity attacks or intentionally disruptive acts.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Warner L. Baxter
Warner L. Baxter
Chairman, President and Chief Executive Officer

Date: April 19, 2012